SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 2004

                                 MakeMusic! Inc.
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

        0-26192                                               41-1716250
(Commission File Number)                                     (IRS Employer
                                                           Identification No.)

                                 6210 Bury Drive
                          Eden Prairie, Minnesota 55346
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 937-9611
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

     On November 24, 2004, MakeMusic! Inc. (the "Company") entered into a Transition Agreement and Release (the "Agreement") with Philip Sean Lafleur, the former Chief Executive Officer and a current director and Chairman of the Board. The Agreement, attached hereto as Exhibit 99.1 and incorporated by reference herein, supercedes and replaces Mr. Lafleur's Executive Employment Agreement dated September 1, 2002 ("Executive Agreement"). The parties mutually agree that the Executive Agreement terminated effective June 9, 2004, except that Articles IV, V, VI, VII, VIII, IX and X of the Executive Agreement will remain in full force and survive the termination of the Executive Agreement.

     Pursuant to the Agreement, Mr. Lafleur will continue to be employed by the Company and receive a monthly salary and regular benefits through February 8, 2005, his last day of employment, or until he begins full-time employment with another company. The monthly payments are reflected in the Compensation Spreadsheet on Exhibit A of the Agreement. Mr. Lafleur will also be eligible to receive potential bonuses provided that Mr. Lafleur's results and those of the Company meet the objectives set forth in the Agreement.

     Mr. Lafleur will continue to serve as Chairman of the Board of Directors, subject to the discretion of the Board, until June 9, 2005. Compensation for his service on the Board will be $1,500 per month, but he will not receive a director's fee while receiving a salary.

     Mr. Lafleur's Stock Option dated July 7, 2003 will be amended to state that of the 195,000 shares, Mr. Lafleur will be eligible to purchase 115,561 shares and 79,439 shares will be cancelled. The time vested and time accelerated options will continue as described in the Agreement.

     Further, Mr. Lafleur agrees to release any and all claims against the Company or any other person or entity more fully described in the Agreement.


ITEM 1.02. Termination of a Material Definitive Agreement

     Item 1.01 is incorporated by reference herein.


ITEM 9.01. Financial Statements and Exhibits.

     (a)  Financial statements: None.

     (b)  Pro forma financial information: None.

     (c)  Exhibits: 99.1 Transition Agreement and Release dated November 24,
          2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MAKEMUSIC! INC.


                                                     By  /s/ William R. Wolff
                                                         -----------------------
Date: November 24, 2004                                  William R. Wolff,
                                                         Chief Executive Officer

                                 MakeMusic! Inc.

                   Exhibit Index to Current Report on Form 8-K

                                November 24, 2004


Exhibit No.             Description
-----------             --------------------------------------------------------
99.1                    Transition Agreement and Release dated November 24, 2004